NOTE PURCHASE AGREEMENT

     This Note Purchase Agreement (the "Agreement"), dated as of April 21, 1997, is made among C.W. Gilluly ("Seller"), Hadron, Inc., a New York Corporation ("Hadron"), Engineering and Information Services, Inc. a Virginia corporation and the wholly-owned subsidiary of Hadron ("EISI"), Sycom Services, Inc., a Delaware corporation and the wholly-owned subsidiary of Hadron ("Sycom," and together with EISI, the "Makers"), and George E. Fowler, S. Amber Gordon, Donald Jewell, J. Anthony Vidal and Donald Ziegler (the "Buyers").

     WHEREAS, the Makers are currently indebted to the Seller pursuant to the terms of a Second Amended and Restated
Convertible Promissory Note dated December 31, 1996 in the principal amount of $250,000.00 (the "Note"), a copy of which is attached as Exhibit A to this Agreement.

     WHEREAS, the Note provides that the Seller may, at any time amounts remain outstanding and unpaid under the Note, convert the principal and interest then outstanding into that number of shares of Hadron fully paid and non-assessable $0.02 par value common stock (the "Common Stock") equal to the total principal and interest then outstanding divided by $0.25 (the "Conversion Right").

     WHEREAS, the Note further provides that upon its prepayment the Seller shall receive from Hadron warrants entitling Seller to purchase from Hadron for $0.25 per share that number of shares of Common Stock equal to the amount of the prepayment divided by $0.25 (the "Prepayment Right").

     WHEREAS, Hadron joined in the execution of the Note to (a) acknowledge and agree to the Conversion Right and the Prepayment Right set forth therein, (b) agree at all times to reserve and keep available from its authorized common stock, solely for issuance and delivery pursuant to exercise of the Conversion Right or the Prepayment Right, a sufficient number of shares of Common Stock to permit the full-conversion of the Note and the full exercise of the warrants which may be issued pursuant to the Prepayment Right, and (c) agree to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to Gilluly upon exercise of the Conversion Right or exercise of the warrants issuable pursuant to exercise of the Prepayment Right, fully paid and non-assessable shares of Common Stock at the price set forth in the Note.

     WHEREAS, each of the Buyers is an executive officer of Hadron, EISI or Sycom.

     WHEREAS, none of the Buyers presently holds more than a nominal interest in the equity of Hadron.

     WHEREAS, the Seller desires that each of the Buyers hold an equity interest in Hadron so that each will be provided an incentive to continue their efforts on behalf of Hadron.

     NOW THEREFORE, in consideration of the foregoing and the representations, warranties, and agreements herein contained, the parties hereto agree as follows:

1. Seller agrees to sell to each of the Buyers a two percent (2%) share of the Note (the "Note Share(s)") on the terms and conditions set forth herein. Each Note Share acquired by the Buyers shall exclude any claim to interest relating to any period prior to the date of this Agreement, all of which interest shall be due and payable to Buyer under the terms of the Note, as amended.

2.   Each of the Buyers agrees to pay Seller Five Thousand
Dollars ($5,000.00) in same day funds for his or her respective
Note Share.

3. In addition to the right to receive payment from Makers of principal in the amount of Five Thousand Dollars ($5,000.000) and interest accruing thereon from the date of this Agreement at the rate set forth in the Note, each Note Share shall convey to each of the respective Buyers a Conversion Right and a Prepayment Right on the same terms as currently set forth in the Note.

4.   Each Note Share is to be evidenced by a promissory note
("New Note") from Makers in favor of each of the respective
Buyers in the form attached as Exhibit B hereto.

5. The Note is to be canceled and replaced with a new note to be executed by Makers in favor of Gilluly in the amount of Two
Hundred Twenty Five Thousand Dollars ($225,000.00) in the form attached as Exhibit C hereto.

6. The transactions contemplated by this Agreement are to be consummated simultaneously with the execution of this Agreement.

7. Each Buyer represents and warrants, severally and not jointly, that:

     (a)  Buyer understands that the New Note and the Common
Stock to which Buyer may be entitled upon exercise of the Conversion Right or Prepayment Right (the "Securities") will not be registered under the Securities Act of 1933, as amended (the
"Securities Act"), or any state securities laws,

     (b) the Securities to be acquired by such Buyer pursuant to this Agreement will be acquired by such Buyer for such Buyer's own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, and that such Buyer will not distribute any of the Securities in violation of the Securities Act,

     (c) such Buyer (i) acknowledges that the Securities acquired by such Buyer pursuant to this Agreement must be held indefinitely by such Buyer unless subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Securities made pursuant to Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, and (iii) is aware that Rule 144 is not currently available for use by such Buyer for resale of any of the Securities to be acquired by such Buyer pursuant to this Agreement,

     (d) such Buyer has such knowledge and experience in financial and business matters such that such Buyer is capable of evaluating the merits and risks of such Buyer's investment in any of the Securities to be acquired by such Buyer pursuant to this Agreement,

     (e) such Buyer, through his or her position as an officer of EISI, Sycom or Hadron, has access to information concerning the operations and prospects of Makers and Hadron sufficient to make a reasonable and informed investment decision with respect to the Securities,

     (f) such Buyer agrees that such Buyer will not sell or otherwise transfer or dispose of Securities or any interest therein unless such Securities have been registered under the Securities Act or may be sold or transferred in reliance on an exemption from such registration, and

     (g) such Buyer agrees that the certificates or instruments representing the Securities to be acquired by Buyer pursuant to this Agreement may contain a restrictive legend noting the restrictions on transfer described herein and required by federal and applicable state securities laws, and that appropriate "stop-transfer" instructions may be given to Hadron's transfer agent, if any, provided that this paragraph (g) shall no longer be applicable to any Securities following their transfer pursuant to a registration statement effective under the Securities Act or in compliance with Rule 144 or if an opinion of counsel reasonably satisfactory to Hadron is to the effect that transfer restrictions and the legend referred to herein are no longer required in order to establish compliance with any provisions of the Securities Act.

8. Hadron (a) agrees to the transfer of the Conversion Right and the Prepayment Right from the Note to the New Notes, (b) agrees at all times to reserve and keep available from its authorized common stock, solely for issuance and delivery pursuant to exercise of the Conversion Right or the Prepayment Right set forth in the New Notes, a sufficient number of shares of Common Stock to permit the full-conversion of each of the New Notes and the full exercise of the warrants which may be issued pursuant to the Prepayment Right set forth in each New Note, and
(c) agrees to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to the Buyers upon exercise of the Conversion Right or exercise of the warrants issuable pursuant to exercise of the Prepayment Right set forth in the New Notes, fully paid and non-assessable shares of Common Stock at the price set forth in the New Notes.

9.   This Agreement and the relationship between the parties
shall be governed by, and construed in accordance with, the laws of the State of Virginia regardless of the laws that might
otherwise govern under applicable principles of conflicts of law.
           IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first written above.

HADRON, INC.

By: /S/ GEORGE E. FOWLER
     George E. Fowler
     President


ENGINEERING AND INFORMATION
SERVICES, INC.

By:/S/ DONALD E. JEWELL
     Donald E. Jewell
     President


SYCOM SERVICES, INC.

By: /S/ J. ANTHONY VIDAL
     J. Anthony Vidal
     President

SELLER:

/S/ C.W. GILLULY
C.W. Gilluly


BUYERS:

/S/ GEORGE E. FOWLER
George E. Fowler

/S/ S. AMBER GORDON
S. Amber Gordon

/S/ DONALD E. JEWELL
Donald E. Jewell

/S/ J. ANTHONY VIDAL
 J. Anthony Vidal

/S/ DONALD E. ZIEGLER
Donald E. Ziegler


                                  EXHIBIT A

THE SHARES OF COMMON STOCK, PAR VALUE $0.02 PER SHARE, OF HADRON, INC. INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS




                   SECOND AMENDED AND RESTATED
                   CONVERTIBLE PROMISSORY NOTE



$250,000.00              WASHINGTON, D.C.    December 31, 1996

     FOR VALUE RECEIVED, ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation, and SYCOM SERVICES, INC., a Delaware corporation (collectively, "Makers"), hereby promise to pay to the order of C.W. GILLULY ("Payee"), at his domicile at 415 First Street, S.E., in the City of Washington, District of Columbia, or at such other place as may be designated by Payee, the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/lOO DOLLARS ($250,000.00), together with interest from the date hereof until maturity at the rate of three percent (3%) per annum over the Prime Rate (hereinafter defined) from time to time in effect. Said interest rate shall be adjusted as and when any change in the Prime Rate shall occur. For purposes hereof, the term "Prime Rate" shall mean the highest prime rate per annum published from time to time in the money rates column or section of The Wall Street Journal as the interest rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank). In the event The Wall Street Journal ceases publication of such prime rate, the term "Prime Rate" shall mean the prime rate per annum announced from time to time by any U.S. money center commercial bank selected by Payee. This Second Amended and Restated Convertible Promissory Note represents an amendment of the Amended and Restated Convertible Promissory Note dated September 27, 1996 and issued by Makers in favor of Payee in the principal amount of $250,000.00.


1. Interest on the unpaid principal balance of this note shall be due and payable quarterly as it accrues, the first such payment of accrued interest being due and payable on or before March 15, 1997, and successive payments of accrued interest being due and payable on or before the 15th day of each succeeding March, June, September and December thereafter until October 21, 1998, when, if not sooner paid, the entire principal balance of this note, together with all accrued but unpaid interest thereon, shall be paid in full. The principal balance of this note, together with all accrued but unpaid interest thereon, shall be due and payable on October 21, 1998.

2. (a) At any time prior to the payment in full of all amounts, principal and interest, due under this note, whether before or after the date such amounts are due hereunder, the outstanding principal amount of this note together with all accrued but unpaid interest thereon may, at the option of Payee, be converted into fully paid and non-assessable, restricted shares ("Hadron Shares") of the common stock, par value $0.02 per share, of Hadron, Inc. ("Hadron Common Stock") at the Conversion Price (as hereinafter defined) in accordance with this Section 2.

     (b) In the event Payee elects to convert this note to Hadron Shares, Payee shall deliver to Makers and Hadron, Inc. ("Hadron") written notice of his election to convert this note into Hadron Shares in accordance with the terms hereof; and upon the delivery of such notice, and the surrender of this note to either of the Makers, Makers shall cause Hadron to issue and deliver to Payee a certificate or certificates for the number of full Hadron Shares issuable upon the conversion of this note and cash as hereinafter provided in respect of any fraction of a Hadron Share issuable upon such conversion. Such conversion shall be deemed to have been effected as of the date Payee delivers notice of his election to convert ("Conversion Date"); provided, however, that Payee shall not deliver notice of his election to convert this note within ten (10) trading days prior to a date on which Hadron is required to make any filing with the United States Securities and Exchange Commission. As of the Conversion Date, the rights of Payee as holder of this note shall cease with respect to this note and the person in whose name any certificate for Hadron Shares is issued shall be deemed to have become the holder of record of the Hadron Shares represented thereby. Any and all notices to be given by Payee hereunder shall be in writing and delivered by hand or mailed, postage prepaid, by certified or registered U.S. mail, return receipt requested, to Makers and Hadron at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311, and shall be deemed given upon receipt.

     (c) Hadron shall not be required to issue fractions of Hadron Shares upon conversion of this note. If any fractional interest in a Hadron Share shall be deliverable upon the conversion of this note, Makers shall cause Hadron to make a cash payment therefor on the basis of the Conversion Price.

     (d) The price at which the outstanding principal amount of this note together with all accrued but unpaid interest thereon may be converted into Hadron Shares on a per share basis (the
"Conversion Price") shall be equal to $.25 per share.

3. Makers may at any time prepay this note, in full or in part, and all payments hereunder, whether designated as payments of principal or interest, shall be applied first to the payment of accrued interest and the balance to principal. Interest shall immediately cease on any principal amount so prepaid.

4. In the event Makers shall prepay this note as hereinabove provided, Payee shall be entitled to receive, and Makers shall cause Hadron to execute, issue and deliver to Payee, simultaneously with any and all such payments, a warrant ("Warrant") which shall be in proper form for issuance and transfer, registered in the name of Payee, and issued in respect to the number of Hadron Shares determined as hereinafter provided. Each Warrant (a) shall expire on October 21, 2003;
(b) shall entitle Payee to purchase, in accordance with the terms thereof, the number of Hadron Shares equal to the quotient obtained by dividing (i) the principal amount of this note together with all interest thereon prepaid by Makers, by (ii) the Conversion Price; (c) may be exercised in full or in part during its term at the price per Hadron Share equal to the Conversion Price; and (d) shall otherwise be in form and substance satisfactory to Hadron and Payee.

5. Payee agrees and acknowledges that the Hadron Shares issuable upon conversion of this note, the Warrants and the Hadron Shares issuable upon exercise of the Warrants are and shall be restricted securities. Except for transfers, sales or other dispositions pursuant to an effective registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Acts"), such securities may not be transferred, sold or otherwise disposed of by Payee or any other holder hereof or thereof unless prior to transferring, selling or otherwise disposing of any of such securities, Payee or such holder delivers to Hadron prior to the disposition an opinion of counsel, reasonably acceptable to Hadron, to the effect that registration is not required under the Acts. If, in the opinion of such counsel, such transfer, sale or other disposition may be effected without such registration, the securities may thereafter be transferred, sold or otherwise disposed of, and Makers shall cause Hadron to do all things necessary to facilitate such transfer, sale or other disposition, including the prompt transfer of such securities on the books of Hadron and the issuance of certificates representing such securities, free of any restrictive legends or stop transfer instructions unless otherwise required by such opinion, all in accordance with such notice and opinion.

6. It is expressly agreed that time is of the essence of this note, and if default shall be made in the payment of principal or interest hereunder, as the same shall become due and payable; or should either Maker institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of any such proceedings against it or fail to cause the dismissal or stay of any such proceedings within thirty (30) days after commencement, or consent to any filing of any petition or the appointment of a receiver of such Maker's property; or should Payee conclude that the prospect of payment of this note is impaired for any reason; then in any such event, Payee may, at his option, declare the entire principal of this note together with all accrued but unpaid interest thereon immediately due and payable whereupon this note shall become due and payable in full, both as to principal and interest, and failure to exercise said option shall not constitute a waiver on the part of Payee hereof of the right to exercise said option at any other time.

7. All past due principal and interest on this note shall bear interest from the due date thereof until paid at the lesser of:

     (a)  fifteen percent (15%) per annum or
     (b)  the highest rate permitted by law.

8. If this note is not paid at maturity, however such maturity is brought about, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Makers agree and promise to pay all expenses incurred by Payee, including, without limitation, court costs and attorneys' fees.

9. Makers, and any and all co-makers, guarantors, sureties and endorsers of this note, expressly and severally waive all notices, demands for payment, presentation for payment, protests and notices of intention to accelerate with regard to each, every and all installments or other payments hereof and hereunder.

10. Notwithstanding anything to the contrary contained herein, Makers shall be jointly and severally liable for the payment and performance of and compliance with any and all obligations, covenants, provisions, terms and conditions contained in this note to be paid, performed or complied with by Makers.

11. The payment and performance of this note are secured by that certain Assignment and Security Agreement dated October 21, 1993 by and between Makers, as debtor, and Payee, as secured party, covering the collateral more particularly described therein.

12. Hadron joins in the execution of this note for the sole purposes of (a) acknowledging and agreeing to the provisions hereof regarding conversion of this note to Hadron Shares and the issuance of Warrants for Hadron Shares, (b) agreeing at all times to reserve and keep available from its authorized Hadron Common Stock, solely for issuance and delivery upon conversion of this note or exercise of the Warrants, a sufficient number of Hadron Shares to permit the full-conversion of this note and the full exercise of Warrants, and (c) agreeing to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to Payee upon conversion of this note, and upon the exercise of any and all Warrants, fully paid and non-assessable Hadron Shares at the prices determined in accordance with this note.


EXECUTED as of the 31st day of December 1996.


ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation



By:  /S/ DONALD JEWELL
     DONALD JEWELL
     President


SYCOM SERVICES, INC., a Delaware corporation



By:  /S/ J. ANTHONY VIDAL
     J. ANTHONY VIDAL
     President


ACKNOWLEDGED AND AGREED TO As of the 31ST day of December 1996.


HADRON, INC., a New York corporation



By:  /S/ GEORGE E. FOWLER
     George E. Fowler
     President

                                  EXHIBIT B

THE SHARES OF COMMON STOCK, PAR VALUE $0.02 PER SHARE, OF HADRON, INC. INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS


                   CONVERTIBLE PROMISSORY NOTE



$5,000.00                WASHINGTON, D.C.         _________, 1997

     FOR VALUE RECEIVED, ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation, and SYCOM SERVICES, INC., a Delaware corporation (collectively, "Makers"), hereby promise to pay to the order of ____________________("Payee"), at___________
________________________ , or at such other place as may be designated by Payee, the principal sum of FIVE THOUSAND AND NO/1OO DOLLARS ($5,000.00), together with interest from the date hereof until maturity at the rate of three percent (3%) per annum over the Prime Rate (hereinafter defined) from time to time in effect. Said interest rate shall be adjusted as and when any change in the Prime Rate shall occur. For purposes hereof, the term "Prime Rate" shall mean the highest prime rate per annum published from time to time in the money rates column or section of The Wall Street Journal as the interest rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank). In the event The Wall Street Journal ceases publication of such prime rate, the term "Prime Rate" shall mean the prime rate per annum announced from time to time by any U.S. money center commercial bank selected by Payee.


1. Interest on the unpaid principal balance of this note shall be due and payable quarterly as it accrues, the first such payment of accrued interest being due and payable on or before June 15, 1997, and successive payments of accrued interest being due and payable on or before the 15th day of each succeeding June, September, December and March thereafter until October 21, 1998, when, if not sooner paid, the entire principal balance of this note, together with all accrued but unpaid interest thereon, shall be paid in full. The principal balance of this note, together with all accrued but unpaid interest thereon, shall be due and payable on October 21, 1998.

2. (a) At any time prior to the payment in full of all amounts, principal and interest, due under this note, whether before or after the date such amounts are due hereunder, the outstanding principal amount of this note together with all accrued but unpaid interest thereon may, at the option of Payee, be converted into fully paid and non-assessable, restricted shares ("Hadron Shares") of the common stock, par value $0.02 per share, of Hadron, Inc. ("Hadron Common Stock") at the Conversion Price (as hereinafter defined) in accordance with this Section 2.

     (b) In the event Payee elects to convert this note to Hadron Shares, Payee shall deliver to Makers and Hadron, Inc. ("Hadron") written notice of his or her election to convert this note into Hadron Shares in accordance with the terms hereof; and upon the delivery of such notice, and the surrender of this note to either of the Makers, Makers shall cause Hadron to issue and deliver to Payee a certificate or certificates for the number of full Hadron Shares issuable upon the conversion of this note and cash as hereinafter provided in respect of any fraction of a Hadron Share issuable upon such conversion. Such conversion shall be deemed to have been effected as of the date Payee delivers notice of his or her election to convert ("Conversion Date"); provided, however, that Payee shall not deliver notice of his or her election to convert this note within ten (10) trading days prior to a date on which Hadron is required to make any filing with the United States Securities and Exchange Commission. As of the Conversion Date, the rights of Payee as holder of this note shall cease with respect to this note and the person in whose name any certificate for Hadron Shares is issued shall be deemed to have become the holder of record of the Hadron Shares represented thereby. Any and all notices to be given by Payee hereunder shall be in writing and delivered by hand or mailed, postage prepaid, by certified or registered U.S. mail, return receipt requested, to Makers and Hadron at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311, and shall be deemed given upon receipt.

     (c) Hadron shall not be required to issue fractions of Hadron Shares upon conversion of this note. If any fractional interest in a Hadron Share shall be deliverable upon the conversion of this note, Makers shall cause Hadron to make a cash payment therefor on the basis of the Conversion Price.

     (d) The price at which the outstanding principal amount of this note together with all accrued but unpaid interest thereon may be converted into Hadron Shares on a per share basis (the
"Conversion Price") shall be equal to $.25 per share.

3. Makers may at any time prepay this note, in full or in part, and all payments hereunder, whether designated as payments of principal or interest, shall be applied first to the payment of accrued interest and the balance to principal. Interest shall immediately cease on any principal amount so prepaid.

4. In the event Makers shall prepay this note as hereinabove provided, Payee shall be entitled to receive, and Makers shall cause Hadron to execute, issue and deliver to Payee, simultaneously with any and all such payments, a warrant ("Warrant") which shall be in proper form for issuance and transfer, registered in the name of Payee, and issued in respect to the number of Hadron Shares determined as hereinafter provided. Each Warrant (a) shall expire on October 21, 2003; (b) shall entitle Payee to purchase, in accordance with the terms thereof, the number of Hadron Shares equal to the quotient obtained by dividing (i) the principal amount of this note together with all interest thereon prepaid by Makers, by (ii) the Conversion Price; (c) may be exercised in full or in part during its term at the price per Hadron Share equal to the Conversion Price; and (d) shall otherwise be in form and substance satisfactory to Hadron and Payee.

5. Payee agrees and acknowledges that the Hadron Shares issuable upon conversion of this note, the Warrants and the Hadron Shares issuable upon exercise of the Warrants are and shall be restricted securities. Except for transfers, sales or other dispositions pursuant to an effective registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Acts"), such securities may not be transferred, sold or otherwise disposed of by Payee or any other holder hereof or thereof unless prior to transferring, selling or otherwise disposing of any of such securities, Payee or such holder delivers to Hadron prior to the disposition an opinion of counsel, reasonably acceptable to Hadron, to the effect that registration is not required under the Acts. If, in the opinion of such counsel, such transfer, sale or other disposition may be effected without such registration, the securities may thereafter be transferred, sold or otherwise disposed of, and Makers shall cause Hadron to do all things necessary to facilitate such transfer, sale or other disposition, including the prompt transfer of such securities on the books of Hadron and the issuance of certificates representing such securities, free of any restrictive legends or stop transfer instructions unless otherwise required by such opinion, all in accordance with such notice and opinion.

6. It is expressly agreed that time is of the essence of this note, and if default shall be made in the payment of principal or interest hereunder, as the same shall become due and payable; or should either Maker institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of any such proceedings against it or fail to cause the dismissal or stay of any such proceedings within thirty (30) days after commencement, or consent to any filing of any petition or the appointment of a receiver of such Maker's property; or should Payee conclude that the prospect of payment of this note is impaired for any reason; then in any such event, Payee may, at his or her option, declare the entire principal of this note together with all accrued but unpaid interest thereon immediately due and payable whereupon this note shall become due and payable in full, both as to principal and interest, and failure to exercise said option shall not constitute a waiver on the part of Payee hereof of the right to exercise said option at any other time.

7. All past due principal and interest on this note shall bear interest from the due date thereof until paid at the lesser of:
     (a)  fifteen percent (15%) per annum or
     (b)  the highest rate permitted by law.

8. If this note is not paid at maturity, however such maturity is brought about, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Makers agree and promise to pay all expenses incurred by Payee, including, without limitation, court costs and attorneys' fees.

9. Makers, and any and all co-makers, guarantors, sureties and endorsers of this note, expressly and severally waive all notices, demands for payment, presentation for payment, protests and notices of intention to accelerate with regard to each, every and all installments or other payments hereof and hereunder.

10. Notwithstanding anything to the contrary contained herein, Makers shall be jointly and severally liable for the payment and performance of and compliance with any and all obligations, covenants, provisions, terms and conditions contained in this note to be paid, performed or complied with by Makers.

11. Hadron joins in the execution of this note for the sole purposes of (a) acknowledging and agreeing to the provisions hereof regarding conversion of this note to Hadron Shares and the issuance of Warrants for Hadron Shares, (b) agreeing at all times to reserve and keep available from its authorized Hadron Common Stock, solely for issuance and delivery upon conversion of this note or exercise of the Warrants, a sufficient number of Hadron Shares to permit the full-conversion of this note and the full exercise of Warrants, and (c) agreeing to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to Payee upon conversion of this note, and upon the exercise of any and all Warrants, fully paid and non-assessable Hadron Shares at the prices determined in accordance with this note.

EXECUTED as of the            day of                       1997.

ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation

By:_________________________
     DONALD JEWELL
     President

SYCOM SERVICES, INC., a Delaware corporation


By:__________________________
     J. ANTHONY VIDAL
     President

ACKNOWLEDGED AND AGREED TO as of the _____________day of
__________________  1997.

HADRON, INC., a New York corporation



By: _______________________________
     George E. Fowler
     President
                                  EXHIBIT C



THE SHARES OF COMMON STOCK, PAR VALUE $0.02 PER SHARE, OF HADRON, INC. INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS


                    THIRD AMENDED AND RESTATED
                   CONVERTIBLE PROMISSORY NOTE



  $225,000.00         WASHINGTON, D.C.   _____________, 1997

     FOR VALUE RECEIVED, ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation, and SYCOM SERVICES, INC., a Delaware corporation (collectively, "Makers"), hereby promise to pay to the order of C.W. GILLULY ("Payee"), at his domicile at 415 First Street, S.E., in the City of Washington, District of Columbia, or at such other place as may be designated by Payee, the principal sum of TWO HUNDRED TWENTY FIVE THOUSAND AND NO/lOO DOLLARS ($225,000.00), together with interest from the date hereof until maturity at the rate of three percent (3%) per annum over the Prime Rate (hereinafter defined) from time to time in effect. Said interest rate shall be adjusted as and when any change in the Prime Rate shall occur. For purposes hereof, the term "Prime Rate" shall mean the highest prime rate per annum published from time to time in the money rates column or section of The Wall Street Journal as the interest rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank). In the event The Wall Street Journal ceases publication of such prime rate, the term "Prime Rate" shall mean the prime rate per annum announced from time to time by any U.S. money center commercial bank selected by Payee. This Third Amended and Restated Convertible Promissory Note represents an amendment of the Second Amended and Restated Convertible Promissory Note dated December 31, 1996 and issued by Makers in favor of Payee in the principal amount of $250,000.00.


1. Interest on the unpaid principal balance of this note shall be due and payable quarterly as it accrues, the first such payment of accrued interest being due and payable on or before June 15, 1997, and successive payments of accrued interest being due and payable on or before the 15th day of each succeeding June, September, December and March thereafter until October 21, 1998, when, if not sooner paid, the entire principal balance of this note, together with all accrued but unpaid interest thereon, shall be paid in full. The principal balance of this note, together with all accrued but unpaid interest thereon, shall be due and payable on October 21, 1998.

2. (a) At any time prior to the payment in full of all amounts, principal and interest, due under this note, whether before or after the date such amounts are due hereunder, the outstanding principal amount of this note together with all accrued but unpaid interest thereon may, at the option of Payee, be converted into fully paid and non-assessable, restricted shares ("Hadron Shares") of the common stock, par value $0.02 per share, of Hadron, Inc. ("Hadron Common Stock") at the Conversion Price (as hereinafter defined) in accordance with this Section 2.

     (b) In the event Payee elects to convert this note to Hadron Shares, Payee shall deliver to Makers and Hadron, Inc. ("Hadron") written notice of his election to convert this note into Hadron Shares in accordance with the terms hereof; and upon the delivery of such notice, and the surrender of this note to either of the Makers, Makers shall cause Hadron to issue and deliver to Payee a certificate or certificates for the number of full Hadron Shares issuable upon the conversion of this note and cash as hereinafter provided in respect of any fraction of a Hadron Share issuable upon such conversion. Such conversion shall be deemed to have been effected as of the date Payee delivers notice of his election to convert ("Conversion Date"); provided, however, that Payee shall not deliver notice of his election to convert this note within ten (10) trading days prior to a date on which Hadron is required to make any filing with the United States Securities and Exchange Commission. As of the Conversion Date, the rights of Payee as holder of this note shall cease with respect to this note and the person in whose name any certificate for Hadron Shares is issued shall be deemed to have become the holder of record of the Hadron Shares represented thereby. Any and all notices to be given by Payee hereunder shall be in writing and delivered by hand or mailed, postage prepaid, by certified or registered U.S. mail, return receipt requested, to Makers and Hadron at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311, and shall be deemed given upon receipt.

     (c) Hadron shall not be required to issue fractions of Hadron Shares upon conversion of this note. If any fractional interest in a Hadron Share shall be deliverable upon the conversion of this note, Makers shall cause Hadron to make a cash payment therefor on the basis of the Conversion Price.

     (d) The price at which the outstanding principal amount of this note together with all accrued but unpaid interest thereon may be converted into Hadron Shares on a per share basis (the
"Conversion Price") shall be equal to $.25 per share.

3. Makers may at any time prepay this note, in full or in part, and all payments hereunder, whether designated as payments of principal or interest, shall be applied first to the payment of accrued interest and the balance to principal. Interest shall immediately cease on any principal amount so prepaid.

4. In the event Makers shall prepay this note as hereinabove provided, Payee shall be entitled to receive, and Makers shall cause Hadron to execute, issue and deliver to Payee, simultaneously with any and all such payments, a warrant ("Warrant") which shall be in proper form for issuance and transfer, registered in the name of Payee, and issued in respect to the number of Hadron Shares determined as hereinafter provided. Each Warrant (a) shall expire on October 21, 2003; (b) shall entitle Payee to purchase, in accordance with the terms thereof, the number of Hadron Shares equal to the quotient obtained by dividing (i) the principal amount of this note together with all interest thereon prepaid by Makers, by (ii) the Conversion Price; (c) may be exercised in full or in part during its term at the price per Hadron Share equal to the Conversion Price; and (d) shall otherwise be in form and substance satisfactory to Hadron and Payee.

5. Payee agrees and acknowledges that the Hadron Shares issuable upon conversion of this note, the Warrants and the Hadron Shares issuable upon exercise of the Warrants are and shall be restricted securities. Except for transfers, sales or other dispositions pursuant to an effective registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Acts"), such securities may not be transferred, sold or otherwise disposed of by Payee or any other holder hereof or thereof unless prior to transferring, selling or otherwise disposing of any of such securities, Payee or such holder delivers to Hadron prior to the disposition an opinion of counsel, reasonably acceptable to Hadron, to the effect that registration is not required under the Acts. If, in the opinion of such counsel, such transfer, sale or other disposition may be effected without such registration, the securities may thereafter be transferred, sold or otherwise disposed of, and Makers shall cause Hadron to do all things necessary to facilitate such transfer, sale or other disposition, including the prompt transfer of such securities on the books of Hadron and the issuance of certificates representing such securities, free of any restrictive legends or stop transfer instructions unless otherwise required by such opinion, all in accordance with such notice and opinion.

6. It is expressly agreed that time is of the essence of this note, and if default shall be made in the payment of principal or interest hereunder, as the same shall become due and payable; or should either Maker institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of any such proceedings against it or fail to cause the dismissal or stay of any such proceedings within thirty (30) days after commencement, or consent to any filing of any petition or the appointment of a receiver of such Maker's property; or should Payee conclude that the prospect of payment of this note is impaired for any reason; then in any such event, Payee may, at his option, declare the entire principal of this note together with all accrued but unpaid interest thereon immediately due and payable whereupon this note shall become due and payable in full, both as to principal and interest, and failure to exercise said option shall not constitute a waiver on the part of Payee hereof of the right to exercise said option at any other time.

7. All past due principal and interest on this note shall bear interest from the due date thereof until paid at the lesser of:

     (a)  fifteen percent (15%) per annum or
     (b)  the highest rate permitted by law.

8. If this note is not paid at maturity, however such maturity is brought about, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Makers agree and promise to pay all expenses incurred by Payee, including, without limitation, court costs and attorneys' fees.

9. Makers, and any and all co-makers, guarantors, sureties and endorsers of this note, expressly and severally waive all notices, demands for payment, presentation for payment, protests and notices of intention to accelerate with regard to each, every and all installments or other payments hereof and hereunder.

10. Notwithstanding anything to the contrary contained herein, Makers shall be jointly and severally liable for the payment and performance of and compliance with any and all obligations, covenants, provisions, terms and conditions contained in this note to be paid, performed or complied with by Makers.

11. The payment and performance of this note are secured by that certain Assignment and Security Agreement dated October 21, 1993 by and between Makers, as debtor, and Payee, as secured party, covering the collateral more particularly described therein.

12. Hadron joins in the execution of this note for the sole purposes of (a) acknowledging and agreeing to the provisions hereof regarding conversion of this note to Hadron Shares and the issuance of Warrants for Hadron Shares, (b) agreeing at all times to reserve and keep available from its authorized Hadron Common Stock, solely for issuance and delivery upon conversion of this note or exercise of the Warrants, a sufficient number of Hadron Shares to permit the full-conversion of this note and the full exercise of Warrants, and (c) agreeing to take such corporate action and obtain all authorizations and approvals as may be necessary in order that Hadron may validly and legally issue to Payee upon conversion of this note, and upon the exercise of any and all Warrants, fully paid and non-assessable Hadron Shares at the prices determined in accordance with this note.

EXECUTED as of the _________day of ____________________1997.


ENGINEERING AND INFORMATION SERVICES, INC., a Virginia corporation


By: __________________________
     DONALD JEWELL
     President

SYCOM SERVICES, INC., a Delaware corporation



By: __________________________
     J. ANTHONY VIDAL
     President


ACKNOWLEDGED AND AGREED TO As of the ____________day of
_________________1997.

HADRON, INC., a New York corporation



By: _______________________________
     George E. Fowler
     President